Filed pursuant to Rule 497(e)

File Nos. 333-92415 and 811-09721

ALLIANZGI MANAGED ACCOUNTS TRUST

Supplement dated June 9, 2014 to the

Prospectus and Statement of Additional Information dated March 3, 2014,

each as supplemented from time to time

Transition of Investment Advisory, Administration and Distribution Services for Fixed Income SHares:

Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R, Fixed Income SHares:

Series TE and Fixed Income SHares: Series LD

At a special meeting of shareholders held on June 9, 2014, shareholders of each series (each, a “Portfolio” and together, the “Portfolios”) of AllianzGI Managed Accounts Trust (the “Trust”) approved an Investment Advisory Contract (the “Contract”) between the Trust, on behalf of the Portfolios, and Pacific Investment Management Company LLC (“PIMCO”). The shareholders of the Trust also elected or re-elected, as applicable, each of Hans W. Kertess, Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, William B. Ogden, IV, Alan Rappaport, John C. Maney and Craig A. Dawson as Trustees of the Trust. The election of each Trustee other than Mr. Dawson is effective immediately. Mr. Dawson’s election will be effective on the Transition Date (as defined below).

Pursuant to the Contract, PIMCO will replace Allianz Global Investors Fund Management LLC (“AGIFM”) as the investment adviser to the Portfolios. Under the Contract, PIMCO will continue to provide the day-to-day portfolio management services it currently provides to each Portfolio as its sub-adviser and the same investment professionals that are currently responsible for managing each Portfolio will continue to do so following the transition. In addition, PIMCO will enter into a new Supervision and Administration Agreement (the “PIMCO Administration Agreement”) with the Trust and begin providing supervisory and administrative services to the Portfolios, in replacement of AGIFM, which serves as the Trust’s current administrator. Accordingly, PIMCO personnel will replace AGIFM personnel as Trust officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, transfer agency, shareholder servicing and other services required for the daily operations of the Portfolios. In addition, the Trust, on behalf of the Portfolios, will enter into a new Distribution Contract with PIMCO Investments LLC (“PIMCO Investments”), a U.S. registered broker-dealer affiliate of PIMCO, under which PIMCO Investments will provide the distribution services for the Portfolios that are currently provided by Allianz Global Investors Distributors LLC (“AGID”), an affiliate of AGIFM.

PIMCO will receive no compensation under the Contract or the PIMCO Administration Agreement with respect to the Portfolios and PIMCO Investments will receive no compensation under its Distribution Contract with respect to the Portfolios and the fee and expense levels and arrangements of the Portfolios will not change as a result of the transition. Each Portfolio is, and will continue to be, an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, and unaffiliated with AGIFM or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO and/or its affiliates receive fees or other benefits from or through their relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option, which arrangements are not expected to change as a result of the Contract.

The Contract and the PIMCO Administration Agreement will become effective at a date and time mutually agreeable to the Trust, PIMCO and AGIFM, and the new Distribution Contract will become effective at a date and time mutually agreeable to the Trust, PIMCO Investments and AGID (collectively, the “Transition Date”), each in order to effect an efficient transition for the Portfolios and their shareholders. The Transition Date will be announced at a later date. Following the Transition Date, PIMCO will assume sole management responsibility for the Portfolios and AGIFM will continue to serve as adviser/administrator for numerous non-PIMCO sub-advised open- and closed-end funds. In addition, it is expected that, on the Transition Date, the Trust will change its name to PIMCO Managed Accounts Trust, although the names of the individual Portfolios will not change.

Please retain this Supplement for future reference.